Ottawa

ADDENDUM TO MANAGEMENT AGREEMENT

THIS AGREEMENT is made as of the 18 day of Sept, 2017.

BETWEEN:

8887322 CANADA INC.
(hereinafter called the "Owner")

- and -

HVM CANADA HOTEL MANAGEMENT ULC
(hereinafter called the "Manager")

WHEREAS the Owner entered into a management agreement (the "**Management Agreement**") with the Manager for the provisions of certain hotel management services in connection with the hotel located at 131-141 Cooper Street, Ottawa, Ontario (the "**Hotel**") dated May 1, 2017;

AND WHEREAS the parties wish to extend the Term of the Management Agreement as provided herein;

NOW THEREFORE in consideration of the mutual covenants and agreements hereinafter contained, the parties agree as follows:

1. Effective as of the date first written above, the parties agree that Section 4.1 of the Management Agreement is hereby amended to extend the Term such that it expires February 28, 2018.
2. The parties hereby agree and acknowledge that all other terms and conditions contained in the Management Agreement remain in full force and effect.
3. All capitalized terms used but not defined herein shall have the same meaning ascribed to them in the Management Agreement unless the context otherwise permits.
4. This agreement shall be binding upon and shall enure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.
5. All parties agree that this agreement may be transmitted by telecopier or other form of electronic transmission (scanned and transmitted by email) and that the reproduction of signatures by way of telecopier will be treated as though such reproduction were executed originals and each party undertakes to provide the other with a copy of this agreement bearing original signatures within a reasonable time after the date of execution.
6. This agreement may be executed in several counterparts, and each of which so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

(Remainder of page intentionally left blank. Signature pages follow)

IN WITNESS WHEREOF the parties have duly executed this agreement as of the day, month and year first above written.

8887322 CANADA INC.

Per: ______________________

Name: Ron Lucey

Title:

I have authority to bind the Corporation.

(Signatures continue on next page)

Ottawa

HVM CANADA HOTEL MANAGEMENT ULC

Per: ______________________

Name: John Dent

Title: Vice-President and Secretary

I have authority to bind the Corporation.